Exhibit 99

Form 4 - Joint Filer Information


Name:                                        Frost Gamma Investments Trust

Address:                                     4400 Biscayne Boulevard
                                             15th Floor
                                             Miami, Florida  33137

Designated Filer:                            Phillip Frost, M.D.

Issuer & Ticker Symbol:                      SafeStitch Medical, Inc. (SFES.OB)

Date of Event Requiring
            Statement:                       March 14, 2008


Signature: /s/ Phillip Frost, M.D., Trustee
            --------------------------------
            Phillip Frost, M.D., Trustee